UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No._____)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
STOCKCAR STOCKS MUTUAL FUND, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STOCKCAR STOCKS MUTUAL FUND, INC.

NOTICE OF 2008 SPECIAL SHAREHOLDER’S MEETING

AND PROXY STATEMENT

JANUARY XX, 2008

Dear Shareholder:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the shareholders of the StockCar Stocks Index Fund (“Fund”), a series of the StockCar Stocks Mutual Fund, Inc., a Maryland Corporation (“Company”), to be held on February XX, 2008, at 3:00 p.m. Eastern Time, at the offices of Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida, 33771.

The Notice of Special Meeting, Proxy Statement and Proxy Card are enclosed with this letter.  The matters listed in the Notice of Special Meeting are more fully described in the enclosed Proxy Statement.

It is important that your shares are represented and voted at the Special Meeting, regardless of the number of shares you own, I urge you to vote, sign, date and return the Proxy Card in the enclosed postage-paid envelope as soon as possible, even if you plan to attend the Special Meeting.  Signing the enclosed Proxy will not prevent you from voting in person if you attend the Special Meeting but will assure that your vote is counted if you are unable to attend.

We hope that you can attend the Special Meeting.  We appreciate your interest in and support of the Fund.

Sincerely,

/s/ Allan Westcott

President

STOCKCAR STOCKS MUTUAL FUND, INC.

STOCKCAR STOCKS MUTUAL FUND, INC.

9435 Waterstone Blvd., Suite 140

Cincinnati, Ohio 45249

Tel (800) 494-2755 Fax (513) 469-0115

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

TO BE HELD FEBRUARY XX, 2008

To the Shareholders of StockCar Stocks Mutual Fund, Inc.:

A special meeting (the “Special Meeting”) of the shareholders of the StockCar Stocks Index Fund (“Fund”), a series of the StockCar Stocks Mutual Fund, Inc. (“Company”), will be held on February XX, 2008, at 3:00 p.m. Eastern Time, at the offices of Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida 33771 , to consider and take action with respect to the following matters:

1.

To approve a new investment advisory agreement with Peak Wealth Opportunities, LLC as the investment adviser to the Company, on behalf of the Fund;

2.

To approve a new Rule 12b-1 Distribution Plan;

3.

To elect three (3) new Directors to serve until their successors have been elected and qualified, they resign or they are removed; and

4.

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The proposals are discussed in greater detail in the Proxy Statement attached to this Notice.  The Board of Directors of the Company has fixed the close of business on  January 11, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to a Proposal.  Any such adjournment as to a matter will require a majority of votes properly cast upon the question of adjourning the Meeting to another date and time.  The persons named as proxies will vote “FOR” an adjournment with respect to a Proposal they are entitled to vote in favor of and will vote “AGAINST” an adjournment with respect a Proposal they are entitled to vote against.  A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and is otherwise appropriate.

It Is Important That Proxy Cards Be Returned Promptly.

You are cordially invited to attend the Special Meeting in person.  However, whether or not you expect to attend the Special Meeting, to assure your shares are represented at the Special Meeting, please date, sign, and promptly mail the enclosed Proxy Card in the envelope provided, for which no additional postage is required if mailed in the United States.  Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement.

By Order of the Board of Directors,

/s/ George Schnur

George Schnur, Chairman of the Board

Cincinnati, Ohio

January  XX, 2008

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.

Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement.  We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:    What am I being asked to vote on?

A:   You are being asked to approve the following proposals: (i) a new investment advisory agreement (“New Advisory Agreement”) for the StockCar Stocks Index Fund (the “Fund”), a series of the StockCar Stocks Mutual Fund, Inc. (the “Company”), with Peak Wealth Opportunities, LLC (the “New Adviser”); (ii) to approve a new Rule 12b-1 Distribution Plan; iii) to elect three (3) Directors of the Company on behalf of the Fund to serve until their successors have been elected and qualified, they resign or they are removed; and (iv) any other business which may come before the shareholders of the Fund.

Q.    Why am I being asked to vote on the New Advisory Agreement?

A:  The Fund’s investment adviser, Summit Wealth Management, Inc. (“Summit”), has entered into an “Asset Purchase Agreement” (“APA”) (that will not become effective until certain conditions are satisfied) pursuant to which Peak Wealth Opportunities, LLC  (“Peak”) will, if the conditions are satisfied, purchase Summit’s fund management and administration business relating to the Fund (the “Transaction”).  Upon Summit’s notice of this proposed Transaction, the Company’s Board of Directors (“Board”) met to consider the Company’s options.  Subsequently, the Board determined that it was in the best interest of the Fund and its shareholders that Peak be engaged as the new investment adviser for the Fund.

Because Summit cannot legally assign its existing investment advisory agreement with the Fund to a new investment adviser without first obtaining shareholder consent, it will be necessary for the Company, on behalf of the Fund, to enter into a new investment company advisory agreement with Peak to manage the Fund after the Transaction.  Upon the consummation of the Transaction all of the Company’s current Directors will resign provided the new Directors are elected.

Q.    Why am I being asked to vote on the new Rule 12b-1 Plan?

A:  Under the proposed Plan of Succession, if Peak is approved as the new Investment Advisor of the Fund and the other conditions of the APA are met, a new Distributor of the Fund will be named which will warrant the need to amend the current Plan.  All other aspects of the Rule 12b-1 Plan will remain the same.

Q.   How will this affect my account?

A:

You can expect the same level of management expertise and quality shareholder service from Peak as to that which you have grown accustomed from Summit.  Mr. Robert Carter, currently of Summit, will be retained by Peak and continue to be the portfolio manager. Mr. Carter has been the portfolio manager since the Fund was started in 1998.  There will be no change in the Fund's investment objective as a result of the Transaction.  The approval of a new investment company advisory agreement with Peak will not result in an increase in the rate of the Fund's advisory fees.

Q.    How will the New Advisory Agreement differ from my Fund’s Current Advisory Agreement?

A:

The New Advisory Agreement and the corresponding expense limitation is the same as the Fund’s Current Advisory Agreement.

Q:

Will the approval of the Fund’s New Advisory Agreement change the total fees payable under my Fund’s Current Advisory Agreement?

A:

No. The total fees, including waivers and expense reimbursements, payable to the New Adviser under the New Advisory Agreement will be the same as the fees paid under the Current Advisory Agreement.

Q:    Who is eligible to vote?

A:    Shareholders of record at the close of business on December 31, 2007 are entitled to be present and to vote at the special meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting.

Q:    How do I ensure that my vote is accurately recorded?

A:    You may attend the special meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote on any of Proposals 1, 2 or 3, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:    May I revoke my proxy?

A:   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Company that is received by the Company at or prior to the special meeting, or by attending the special meeting and voting in person.

Q:  Am I required to approve or reject all of the proposals as a group, or can I vote “Yes” for some proposals and “No” for others?

A:  Each of the Proposals discussed in the Proxy Statement is subject to a separate vote, and you should accept or reject each Proposal on its own merits.  Please note, however, that the decisions made on each of the Proposals are related.

Q: What will the Board do if one or more, but not all, of the Proposals are approved?

A:  If one or more, but not all, of the Proposals are approved, the Board will evaluate the appropriate action that the Fund should take.  Approval of Proposal 1 is a condition precedent to the closing of the proposed Transaction.  Summit has advised the Board that it does not desire to continue as the Fund’s Investment Advisor.

Q:  Will my vote make a difference?

A:  Yes.  Your vote is needed to ensure that each Proposal can be acted upon.  We encourage all shareholders to participate in the governance of the Fund.   Proposal 1 requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the votes attributable to the shares represented at a meeting of shareholders of the Fund at which the holders of more than 50% of the outstanding shares of a Fund are represented.  With respect to Proposal 2, a plurality of all votes cast at the Meeting is sufficient for the election of Directors, which means that the nominees receiving the highest number of votes will be elected.

In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q:  How does the Board suggest that I vote?

A:  After careful consideration of the factors and information outlined beginning on page ??? below, the Director, including the Independent Directors who comprise a majority of the Board of Directors, unanimously recommend that you vote “FOR” each Proposal.

Q:  Who can I call if I have questions?

A:  We will be happy to answer your questions about this proxy solicitation.  Please call Mr. Allan Westcott at (513) 469-0103, Monday through Friday between 9:00 a.m. and 5:00 p.m. (Eastern Time).

STOCKCAR STOCKS MUTUAL FUND, INC.

9435 Waterstone Blvd., Suite 140

Cincinnati, Ohio 45249

__________________________

PROXY STATEMENT

__________________________

JANUARY XX, 2008

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the StockCar Stocks Mutual Fund, Inc. (“Company”), on behalf of the StockCar Stocks Index Fund (the “Fund”), for use at a special meeting of the shareholders of the Fund (the “Special Meeting”).  The Special Meeting will be held at the offices of Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida, 33771, on February XX, 2008, at 3:00 p.m. Eastern Time, and at any adjournment thereof.  This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed to the Fund’s shareholders on or about January XX, 2008.

A Proxy Card that is properly executed and returned to the Fund prior to the Special Meeting will be voted as provided therein at the Special Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Special Meeting.  Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

The Board intends to bring before the Special Meeting the three proposals that are set forth in the Notice of Special Meeting of Shareholders and that are described in more detail in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of shareholders as specified on the enclosed Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of the Fund held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.

Pursuant to the By-Laws of the Company, a quorum for the transaction of any business at the Special Meeting is constituted by the presence, in person or by proxy, of one third of the holders of record of shares issued and outstanding and entitled to vote at the Special Meeting.  As noted above, for purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting for purposes of a quorum.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies.  Any adjourned session or sessions may be held after the date set for the Special Meeting without notice, except announcement at the Special Meeting (or any adjournment thereof); provided, that no adjournment will be for a period exceeding 120 days after the record date.

In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 1, in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 1, against any such adjournment.  In the event a quorum is present but sufficient votes to approve Proposal 2 are not received, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 2, in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 2, against any such adjournment.  For each proposal, abstentions and broker non-votes that are treated as present for purposes of determining whether a quorum is present will be voted FOR any proposal to adjourn the Special Meeting to permit the further solicitation of proxies.

In addition to soliciting proxies by mail, officers or employees of the Fund may solicit proxies by telephone, telegraph or in person, without special compensation.  The Fund intends to use employees of Peak to solicit proxies who will do so without compensation from the Fund.  However, if such solicitation is unsuccessful the Fund may retain an additional  proxy solicitor who would be paid usual and customary fees to assist in the solicitation of proxies.  Peak has agreed to pay the first $7,500 of the direct costs for this transaction, including the costs for printing and mailing the proxy.  Any direct costs in excess of $7,500 shall be paid, on a pro-rata basis, equally by Peak and Summit.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone.  If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or by telephone by using the website or telephone number shown on the instruction form received from your broker or bank.

Only shareholders of record in the Fund at the close of business on January 11, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  Each shareholder of record in the Fund on the Record Date is entitled to one vote for each share held in the Fund.  On the Record Date, [XX] shares of the Fund were issued and outstanding.

The Annual Report of the Fund for the fiscal year ended September 30, 2007, including audited financial statements, and the Semi-Annual Report for the Fund for the period ended March 31, 2007, were mailed to shareholders of record on or about November 30, 2007, and May 1, 2007, respectively.  Copies of the Fund’s Annual and most recent Semi-Annual Reports may be obtained, without charge, by writing to the Fund c/o Mutual Shareholders Service, LLC at  Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147  or by calling the Fund toll-free at (800) 494-2755.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY

AGREEMENT WITH PEAK WEALTH OPPORTUNITIES, LLC.

Introduction

Summit Wealth Management, Inc., LLC (“Summit”) manages the assets of the Fund pursuant to the terms of an investment advisory agreement with the Company, on behalf of the Fund, dated October 29, 2004 (the “Current Management Agreement”).  In accordance with its terms and as required by the Investment Company Act of 1940 (the “1940 Act”), the Current Management Agreement automatically terminates in the event of its assignment.

Summit has entered into an Asset Purchase Agreement pursuant to which Peak Wealth Opportunities, LLC  (“Peak”) will, subject to certain conditions, purchase Summit’s assets which relate to the management of the Fund (the “Transaction”) with the intent that Peak will become the Investment Advisor to the Fund.

Because Summit cannot assign the Current Investment Management Agreement with the Fund to a new investment adviser .the Company, on behalf of the Fund, must enter into a new investment management agreement to retain a new investment adviser to manage the Fund after the Transaction.

As described below and for the reasons set forth below, the Board has determined that it is in the best interest of the Company and the Fund’s shareholders to retain Peak as the investment adviser to the Fund.  For this reason the Board has approved a proposed investment company advisory agreement (the “Proposed Advisory Agreement”) between Peak and the Company, on behalf of the Fund, pursuant to which Peak would provide investment advice and certain other services to the Fund.  The Proposed Advisory Agreement (attached hereto as Exhibit A) cannot become effective unless approved by the shareholders of the Fund.

The Transaction

Summit has entered into an Asset Purchase Agreement (“APA”) with Peak pursuant to which Peak has agreed to purchase the assets of Summit which relate to Summit’s management of the Fund.  The APA provides for Summit to receive $50,000 at the closing which is conditioned on the successful proxy vote approving of the New Investment Advisory Agreement between Peak and the Company.   In addition, Peak shall pay the first $7,500 of the direct costs for this transaction, including the costs for printing and mailing the proxy.  Any direct costs in excess of $7,500 shall be paid, on a pro-rata basis, equally by Summit and Peak.  Peak and Summit shall each pay their own costs for professional services in connection with this transaction including, but not limited to, legal and accounting services.

In addition, an affiliate of Peak will pay Summit for the purchase of the StockCar Stocks Index in accordance with the following formula: a royalty of one-tenth of one percent (0.1% or ten basis points) per year, for a period of five (5) years, commencing upon the date of Closing, based upon the average daily net assets of the Fund, calculated on a monthly basis, and paid the last day of the succeeding month.  Note that this payment is not a Fund expense.  The minimum annual royalty payment (twelve consecutive months) will be ten thousand dollars ($10,000.00).  The payment of the entire minimum sum of $50,000, covering the above-referenced period of five (5) years, shall be secured by liens upon the trademark and any and all related intellectual property rights until the entire amount is paid.  The APA  includes customary representations and warranties, indemnification provisions and closing conditions, including the approval of the Proposed Advisory Agreement by the Board and shareholders of the Fund.  Assuming all conditions are met, consummation of the Transaction is expected to occur in March 2008.

Pursuant to the Agreement and Plan of Succession”  between Peak and the Fund dated December 4, 2007,  subject to the terms and conditions set forth herein, the Fund will enter into: (i) an Investment Management Agreement with Peak provided proper Board and shareholder approvals are obtained, (ii) a Plan of Distribution, (iii) an Underwriting Agreement with Peak Securities Corporation ("Peak Securities"); and (iv) an Administration Agreement with Caldwell Trust Company ("Caldwell"), (v) a Transfer Agency Agreement ("Transfer Agreement") with Caldwell  and (v) a Custodian Agreement ("Custodian Agreement") with Caldwell (collectively, "New Contracts").

Upon the consummation of the Transaction, Mr. George Schnur will resign as a Director.  Accordingly, the Board recommends you vote “FOR” Proposal 2 for the election of three (3) new Directors, Mr. Edward R. Confrancesco, Jr., Mr. Gregory S. Peele and Ms.  Julia A. Mold-Torres who are proposed to become directors of the Company.

The following officers of the Company will resign their respective positions upon consummation of the Transaction:   Mr. Allan Westcott, Chief Executive Officer and President; Mr. Angelo Alleca, Vice President and Treasurer, and William Kovacs, Chief Compliance Officer.   The Board will appoint new officers after consummation of the Transaction.

Proposed Advisory Agreement

Fund Shareholders are being asked to approve the Proposed Advisory Agreement (“Proposed Agreements”).  On October 29, 2007, the Board, including the Directors of the Company who are not “interested persons” (as that term is defined in the 1940 Act) of the Company (the “Independent Directors”), unanimously voted to approve the Proposed Agreement and to recommend the Proposed Agreements to the Fund’s shareholders for approval.  If approved by the shareholders, the Proposed Agreement will take effect on the latest to occur of (i) three business days after the date of such approval or (ii) on such other date as the Board of Directors shall decide.  The Proposed Agreement will remain in effect for two years from the effective date and will continue in effect thereafter with respect to the Fund only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund or by the entire Board and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose.

A form of the Proposed Advisory Agreement is attached as Exhibit A to this Proxy Statement.  The description of the Proposed Agreement’s terms in this section is qualified in its entirety by reference to Exhibit A.

Under the Proposed Advisory Agreement, Peak will provide an investment program for the Fund's portfolio of securities.  Robert Carter, the portfolio manager currently managing the Fund, will continue to do so, following the same investment objectives and strategies currently in place.  Peak will be entitled to advisory fees from the investment advisory agreement.  The fee rate paid by the Fund under the Proposed Agreement will be the same as the fee rate paid under its Current Agreement.

The Board of Directors of the Company, on behalf of the Fund, and after lengthy deliberations, has approved the Proposed Agreement, which must be submitted to the shareholders of the Fund for their approval.  The following summary provides information about Peak, as well as the Proposed Agreement.

Comparison of the Current and Proposed Agreements

Services and Obligations

Under the Current Agreement, Summit has continuously managed the investment and reinvestment of the Fund’s assets and administered the Fund’s affairs subject to the supervision of the Board of Directors of the Company.  Summit is required to provide these investment advisory and administrative services to the Fund in accordance with the Fund’s investment objective, policies and limitations as set forth in the Company’s registration statement.  The Current Agreement also provides that Summit furnish to the Fund space in its offices, or in such other place as may be agreed upon, and all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Fund.

Under the Proposed Advisory Agreement, Peak will provide a program of continuous investment management for the Fund with regard to the Fund's investment of its assets in accordance with its investment objectives, policies and limitations as stated in the Company’s registration statement.  In providing investment management services to the Fund, Peak will: (a) make investment decisions for the Fund; (b) place orders to purchase and sell investments in the Fund; (c) furnish to the Fund the services of its employees and agents in the management and conduct of the corporate business and affairs of the Fund; (d) if requested, provide the services of its officers as officers or administrative executives of the Fund (including, but not limited to the Chief Compliance Officer of the Fund) and the services of any directors of the Company who are “interested persons” of the Company or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (e) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Fund), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Fund.

Allocation of Expenses

The Current Agreement requires Summit to provide at its expense all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Fund.  Summit may also employ, at its expense, persons, or engage sub-advisers and other persons as deemed necessary or desirable in the provision of services to the Fund.

The Current Agreement also provides that the Company shall pay (i) custody and accounting service expenses, (ii) shareholder servicing expenses, (iii) shareholder communication expenses, (iv) shareholder meeting expenses incidental to holding duly called meetings of the Company and its shareholders, (v) the printing and mailing of prospectuses, (vi) legal and accounting fees, (vii) brokerage commissions, (viii) taxes and governmental fees, and (ix) non-recurring and extraordinary expenses.

However, except for expenses in excess of the reimbursement obligation, Summit is not responsible for the following expenses of the Funds: (i) organization and certain offering expenses of the Fund; (ii) legal expenses, auditing and accounting expenses; (iii) interest expenses; (iv) taxes and governmental fees; (v) fees and expenses of the Fund's administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; (vi) payments to an administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; (vii) other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (viii) other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; (ix) expenses relating to investor and public relations; (x) expenses of registering and qualifying shares of the Fund for sale; (xi) brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; (xii) expenses of printing and distributing prospectuses, statements of additional information, reports, notices and dividends to stockholders; and (xiii) any litigation expenses.

The Current Agreement ends as of the Closing Date and Summit will no longer be responsible for any expenses or expense reimbursements.  Peak will assume and continue the existing Expense Reimbursement Agreement for a period of no less than two years.

Compensation

Pursuant to the Current Investment Advisory Agreement, Summit receives the following annual investment fees, accrued daily and paid monthly, with respect to the average daily net assets of the Fund:

Fund	Net Assets	Fee
StockCar Stocks Index Fund	All asset levels	0.65%

Under the Proposed Advisory Agreement, the Fund will pay Peak an advisory fee computed at the annual rate of 0.65% of the average daily net assets of the Fund, as determined in accordance with the Fund's Prospectus and Statement of Additional Information. As noted above, the Fund currently pays Summit an advisory fee at the annual rate of 0.65% of average daily net assets of the Fund. For the fiscal year ended 2007, after waivers.

Peak will waive receipt of its fees and/or assume certain expenses of the Fund for a minimum of two years after the Closing of the Transaction, if necessary, to maintain the Fund's total annual operating expenses at an amount not to exceed 1.50% annually. This 1.50% expense limitation is consistent with Summit’s current commitment. A table describing the current and pro forma fees and expenses of the Fund is shown below.

Fees and Expenses:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The pro forma information reflects the effects of the Transaction. The information set forth below is based on the Fund's fees and expenses for the year ended September 30, 2007.

Shareholder Fees (fees paid directly from your investment)	Current	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management and Administration Fees	1.05%(1)	0.95%(2)
Distribution and/or Service (12b-1) Fees	0.25%(3)	0.25%(3)
Other Expenses	1.35%	1.35%

Total Annual Fund Operating Expenses	2.65%	2.55%
Less: Expense Waivers and/or Reimbursements	(1.15%)	(1.05%)

Total Net Expenses	1.50%(4)	1.50%(4)

(1)	The current management fees include a fee of 0.65% for investment advisory services to Summit and 0.40% for administrative and other services to Summit Services, LLC.

(2)	The proposed management fees include a fee of 0.65% for investment advisory services to Peak and 0.30% for administrative and other services to Caldwell Trust Company.

(3)

12b-1 fees cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

(4)

Peak has contractually agreed to waive receipt of fees and/or pay certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund’s total annual operating expenses do not exceed 1.50% annually for two years after the closing of the Transaction.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$153	$ 714	$ 1,302	$ 2.898

The examples for 1 and 3 years take into consideration Peak’s commitment to waive receipt of fees and/or pay certain expenses of the Fund for two years after the Closing of the Transaction to ensure that the Fund’s total annual operating expenses do not exceed 1.50% annually.

The example for all subsequent years after the initial two year period, does not take into consideration the expense waiver/reimbursement described above. If the expense limitation arrangement continues after the initial two years, your cost for the 3, 5 and 10 year periods would be lower.

Additional information about the administrative services is provided below in "Other Information Concerning Peak and Affiliates of Peak.”

In order to conform with the "safe harbor" provisions of Section 15(f) of the Investment Company Act of 1940, as amended (“1940 Act”) with respect to the Transaction, Peak has agreed that it will use its reasonable best efforts (1) for a period of two years after the Closing, to ensure that there would not be imposed on the Fund an "unfair burden" (as defined in the 1940 Act) as a result of the Transaction, and (2) for three years after the Closing, to ensure that at least 75% of the members of the Board are members of the Board who are not parties to the Proposed Advisory Agreement or interested persons of any such party ("Independent Directors"). For at least two years, Peak will limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate noted above. As a result, the maximum expense ratio borne by the Fund will remain capped at its current level for two years after the Closing.

Indemnification

The New Advisory Agreement provides that Peak shall not be liable for any error of judgment or for any loss suffered by the Company or the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Peak’s part in the performance of, or from reckless disregard by Peak of its obligations and duties under, the New Advisory Agreement.  Peak does not have any responsibility or liability for the accuracy or completeness of the Company's registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information that Peak supplies for inclusion therein.  The Company agrees to indemnify Peak to the full extent permitted by the Company’s Articles of Incorporation.  Under the terms of the Company’s Articles of Incorporation, Peak and certain of its officers may be also entitled to indemnification from the Company.  The indemnification and limits of liability terms of the New Advisory Agreement are the same as the corresponding terms in the Current Advisory Agreement.

 Allocation of Portfolio Transactions

Under the Current Advisory Agreement, Summit has a duty to seek best execution of purchases and sales of portfolio securities for the Fund’s account. Consistent with this obligation, Summit may pay a higher broker commission or dealer spread on portfolio transactions in exchange for research, analysis, and other services. Summit must determine in good faith that the commission or spread is reasonable in terms of the particular transaction or of Summit’s overall responsibility to the Fund and that the total commissions paid by the Fund are reasonable in relation to the anticipated benefits to the Fund over the long term. Under the Proposed Advisory Agreement, Peak will follow procedures substantially similar to Summit’s procedures.

Under the Proposed Advisory Agreement, any research benefits derived will be available for all clients of Peak, including clients of affiliated companies. In selecting among firms believed to meet the criteria for handling a particular transaction, Peak may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical, and other research information to the Fund and Peak.  Peak may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical, and other research services if Peak determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm, viewed in terms either of a particular transaction or Peak’s overall responsibilities to the Fund or other clients. Under the Proposed Advisory Agreement, with respect to the allocation of portfolio transactions, Peak will follow procedures substantially similar to Summit’s procedures.

During the last fiscal year ended September 30, 2007, the Fund paid no commissions to any affiliated broker/dealer.

Other Information Concerning Peak and Affiliates of Peak

Peak is a Florida limited liability company and an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Peak 's principal office is located at 10225 Ulmerton Road, Suite 3D, Largo, Florida  33771.  Peak is a direct, wholly-owned subsidiary of Peak Capital Corporation.  Peak Capital Corporation is a holding company for various subsidiaries including Peak Securities Corporation, the proposed underwriter for the Fund.   As of October 31, 2007, Peak had approximately $185 million in assets under direct and indirect management. Peak provides investment management, financial planning and related wealth management services to institutional and individual clients.  The following information concerning Peak and affiliates of Peak has been provided to the Fund by Peak. As described below, Peak anticipates that, after the Closing, a number of Peak affiliates may provide services to the Fund.

The current senior officers of Peak and their principal occupations are set forth below.

Name and Address	Positions Held with Peak	Principal Occupation/Business
David Dube 10225 Ulmerton Road Largo, Florida 37771	President	Peak Wealth Opportunities, LLC Peak Capital Corporation Peak Securities Corporation
Phillip Pidgeon ,CPA 10225 Ulmerton Road Largo, Florida 37771	Treasurer & Chief Financial Officer	Peak Wealth Opportunities, LLC Peak Capital Corporation Peak Securities Corporation
Rebecca Wekart 10225 Ulmerton Road Largo, Florida 37771	Vice President- Operations	Peak Wealth Opportunities, LLC Peak Capital Corporation Peak Securities Corporation
Amber D. Cushing 10225 Ulmerton Road Largo, Florida 37771	Vice President - Legal & Regulatory Matters, Chief Compliance Officer & Corporate Secretary	Peak Wealth Opportunities, LLC Peak Capital Corporation Peak Securities Corporation

After the Closing, Peak Securities Corporation, a wholly owned subsidiary of Peak Capital Corporation and an affiliated person of Peak, will be the distributor of shares of the Fund and will furnish certain other services to the Fund, as fully described in Proposal 2. Peak Capital Corporation is a privately held corporation.

Currently there are no officers, employees, directors, general partners, and shareholders of Peak serving as an officer and/or Directors on the Board of the Company.

Beneficial Equity Ownership of the Company

As of December 31, 2007, the Directors and Officers of the Company owned beneficially (i.e., had direct or indirect voting and/or investment power) the following percentages of the then outstanding shares of the Fund:

Name and Title of Officer or Director	Amount of Beneficial Ownership	Percent
George Schnur, Independent Director	0	0
Allan Westcott, President	0	0
Angelo Alleco, Vice President & Treasurer	0	0
William P. Kovacs, Chief Compliance Officer	0	0

As of December 31, 2007, their were no shareholders who owned of record more than 5% of the outstanding shares directly or beneficially of the Fund.

Evaluation by the Board

In approving the Proposed Agreements, the Board is required to act solely in the best interests of the Fund and its shareholders in evaluating the terms of the Proposed Agreements.  The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm’s-length bargaining.  The Board believes that the approval and retention of Peak as investment adviser to the Fund will be advantageous to the Fund shareholders for several reasons.  The  Directors considered all relevant and material matters, in approving Proposal 1.

At the Special Meeting of the Board on November 30, 2006, the Board was informed of Summit’s desire to be relieved as the Fund’s Investment Advisor.  After a search for a new advisor, Peak  was identified as having an interest in taking over the investment advisor role for the Fund.  Accordingly, the Board, through its Chief Compliance Officer, solicited Rule 15 (c) responses from Mr. Dube in order to properly determine whether such an engagement would be in the best interests of the Fund’s shareholders.  Responses to the Board inquiry were received and the Board considered the relationship.

At a Special Meeting of the Board on October 29, 2007, at which Mr. Dube personally appeared, the Board considered information presented by Mr. Dube and Peak.  Additionally the Board,  pursuant to the SEC’s rules applicable for consideration of advisory contracts, and the requirements under the Proxy rules, analyzed the proposed Transaction, including the proposed Adviser Agreement, and the consideration payable to Peak, using (but not limited to) the following criteria: (1) the nature, extent, and quality of the services to be provided by the investment adviser; (2) the investment performance of the fund and the investment adviser especially in the context of the constraints and limitations of the Index; (3) the costs of the services to be provided and profits to be realized by the investment adviser from the relationship with the fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

Applying these criteria, the Board considered facts and information addressing the following points:

(i)

the nature and quality of the services to be provided by Peak;

(ii)

the fees and expenses of the Fund and that there would be no increase in the management fee paid by the Fund;

(ii)

the experience and qualification of Peak personnel providing services;

(iv)

the financial strength and resources of Peak and its desire to increase its assets under management;

(v)

the difficulty of accurately projecting Peak's costs of providing the services under the Proposed Advisory Agreement and the profitability of Peak's services;

(vi)

whether the advisory fees payable to Peak are fair and reasonable in light of the services expected to be provided;

(vii)

the impact on the Fund's annual operating expense ratios, which would be capped at the current percentage levels disclosed in the prospectus for a period of two years in connection with the approval of Peak as the investment adviser to the Fund;

(viii)

Peak's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Company;

(ix)

the compliance history, reputation, qualifications and background of Peak; and

The Board also considered that:

(xi)

Peak and the Fund, subject to shareholder approval of Proposal 1, will retain Robert Carter to continue to manage the Fund's investment portfolio on a day-to-day basis. This means that the same portfolio manager who is currently managing the Fund and has always managed to Fund will continue.  As a result, investors would still enjoy the application of Robert Carter’s expertise.

(xii)

The total management fee rate under the Proposed Agreements (i.e., the Proposed Advisory Agreement) will be identical to the total management fee rate currently paid by the Fund.  The Board noted that these fee arrangements were reviewed on  September 26, 2006 when the Board approved a new Expense Cap and Expense Reimbursement Agreement.  The Board further reviewed the expense and profitability data provided by Peak and was satisfied that the total fee paid was not excessive, and would be sufficient to allow Peak to provide an appropriate level of services to the Fund.

(xiii)

Peak will be responsible for the overall management of the Fund's operations, and it is expected that the Fund will benefit from Peak's experience and resources in the industry.

(xiv)

Peak's expected contribution to the overall management of the Fund as adviser was satisfactory and determined that the advisory fee to be paid by the Fund to Peak was consistent with industry standards and the comparable fee data considered, and sufficient to sustain Peak's delivery of the advisory services.

 (xv)

Peak has committed to maintain the fee caps on the Fund for a period of two years and to establish a (“keep well”) through which its parent Peak Capital Corporation has agreed to make funds available to Peak Wealth Opportunities, LLC from time to time, if and when necessary, to ensure that Peak Wealth Opportunities, LLC has sufficient funds available to perform its obligations with respect to the Fund, specifically including but not limited to the Expense Limitations Agreement.

(xvi)

The fees to be paid by the Fund pursuant to its distribution plans will not exceed the existing distribution and shareholder servicing fee currently paid by the Fund.

(xvii)

Peak's agreement to comply with the terms of Section 15(f) of the 1940 Act, so that there will be no “unfair burden” (as defined in the 1940 Act and discussed below) placed upon the Fund.

(xviii)

The potential engagement of Peak was found by the Board not to impact the expenses or fees to be charged to the Fund and that given the respective services to be provided by Peak, the proposed advisory fees were not excessive individually or in the aggregate, and were appropriate, individually and in the aggregate to compensate Peak for the services to be provided at the level that the Board has come to expect.

(xvix)

The Board also took into account the benefits of having Peak provide investment advisory services to the Company on behalf of the Fund and, in particular, that doing so would allow the Fund to increase its access to marketing resources offered through Peak’s sales network and thus better grow the Fund’s assets under management.  In this regard the Board noted that the Fund has not grown under Summit’s management.  In this regard, the Board considered the Peak’s relationships with broker-dealer firms that may become active in selling shares of the Fund, and their indications that they support Peak as the new adviser for the Fund.  In this regard, the Board accorded weight to the benefits that could potentially flow to the Fund from increased assets under management as a result of a new, long-term investment advisory relationship with Peak.  The Independent Directors accorded weight to Peak’s representation that it would seek to provide the Fund with at least the same level, quality, scope and nature of services currently being provided to the Company under the Current Advisory Agreement

After extensive discussion, the Board found:

1.

the nature and extent and quality of the services to be provided by the Adviser (Peak) were acceptable and within industry norms for transactions of this sort;

2.

the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund, especially considering the likely expense reimbursement by the Adviser to the Fund for the foreseeable future, are acceptable and do not impose an unfair burden on the Fund;

3.

the economies of scale to be realized as the Fund grows and leaves expense reimbursements are acceptable; and

4.

the economies of scale to be realized for the benefit of Fund investors were considered and it is anticipated that Peak will be able to raise additional assets.

The Board reviewed comparative data that showed that the total of fees to be delivered by the Adviser, given the size and expense ratio of the Fund were within industry norms and were acceptable.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Peak) to a registered investment company (such as the Company) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract if the following two conditions are satisfied:  (1) for a period of three years after such assignment, at least 75% of the board of directors/Directors of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser; and (2) no “unfair burden” may be imposed on the investment company as a result of the assignment or any express or implied  terms, conditions or understandings applicable to the transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board has been advised by Peak that they are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.  With respect to the other condition, Peak will cause the Company to comply with the requirements of Section 15(f) and will assure that after the Transaction, at least 75% of the Board of Directors of the Company are not “interested persons” of the new or former adviser for the applicable periods following completion of the Transaction.

Arrangements between Peak and the Independent Directors

Currently, it is anticipated that the nominee Independent Directors will be insured under a joint directors’ and officers’ liability policy maintained by the Company for their benefit in the amount not to exceed  $1,000,000.  Otherwise, there will be  no arrangement between Peak and the Independent Directors.

Conclusions

Prior to reaching its conclusions at the Special Board Meeting on October 29, 2007, the Board evaluated the proposed arrangements at multiple telephonic meetings. In view of the wide variety of factors that the Board considered in connection with its evaluation of the New Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Board and the Independent Director based his approval on the totality of information presented to the Board and the investigation conducted by the Board. Based on their review of the abovementioned factors and discussion of the New Advisory Agreement, the Independent Director determined that the fees to be paid under the New Advisory Agreement were fair and reasonable in light of the services proposed to be provided by Peak to the Company and the Fund. The Board then unanimously approved the New Advisory Agreement and directed that the New Advisory Agreement be submitted to the Fund’s shareholders for approval.

If the Fund’s shareholders approve Proposal 1, the New Advisory Agreement will remain in full force and effect for two years from the Effective Date and will renew for successive annual periods thereafter, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Directors (including a vote of a majority of the Independent Directors); or (ii) the vote of shareholders holding a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act.

Board Recommendation

The Board of Directors, including the Independent Directors, unanimously recommends that the shareholders of the Fund’s vote “FOR” approval of the Proposed Agreement.  For more information about the Directors’ deliberations and the reasons for their recommendation, please see the discussion under the heading “Evaluation by the Board.”

Required Vote

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares of Class I, present at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

* * *

PROPOSAL 2

APPROVAL OF A PROPOSED RULE 12b-1 PLAN OF DISTRIBUTION

Introduction

A new Rule 12b-1 Plan is also required for the Transaction. An investment company, such as the Fund, may pay for the distribution of its shares pursuant to a plan of distribution (a "Rule 12b-1 Plan") that complies with the provisions of Rule 12b-1 under the 1940 Act. The Fund's current Rule 12b-1 Plan (“Current Rule 12b-1 Plan”) was approved by the Fund’s shareholders on September 16, 2004 and was last renewed and approved by the Board on September 26, 2007. Under this Rule 12b-1 Plan, the Fund's current Distributor, Summit Capital Investment Group (“Summit Securities”), receives a distribution fee, payable as an expense of the Fund. Summit Securities uses the Rule 12b-1 Plan fees for services related to the distribution of Fund shares. For the fiscal year ended September 30, 2007, the Fund paid Summit Capital Investment Group $-0- for these Rule 12b-1 Plan services.

To reflect the provision of services by Peak Securities Corporation, the Board including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan ("Plan Directors"), voted, on October 29, 2007, to approve the proposed Rule 12b-1 Plan (“Proposed 12b-1 Plan”), and directed that it be submitted to shareholders of the Fund, along with a recommendation that such shareholders approve the Proposed Rule 12b-1 Plan. If the Proposed Rule 12b-1 Plan is approved, it will become effective and will replace the Current Rule 12b-1 Plan upon consummation of the Transaction. A form of the Proposed Rule 12b-1 Plan is attached hereto as Exhibit B. The annual fee under the Proposed Rule 12b-1 Plan, which is 0.25% of average daily net assets of the Fund, remains the same.

Description of the Proposed Rule 12b-1 Plan

Assuming approval of this Proposal 2 by shareholders, under the Proposed Rule 12b-1 Plan, Peak Securities Corporation would receive a distribution fee, payable as an expense of the Fund, to pay for distribution services and for servicing shareholder accounts. Similar to the Current Rule 12b-1 Plan with Trend, Peak Securities Corporation would bear all the expenses of providing distribution services (including the payment of any commissions or distribution fees to brokers or dealers, preparation of advertising or sales literature, and the cost of printing and mailing prospectuses to persons other than existing shareholders), as well as spend such amounts as it deems appropriate on the servicing of shareholder accounts (including payments to brokers, dealers and other financial intermediaries that provide such services).

Under both the Current and Proposed Rule 12b-1 Plans, the Fund pays or would pay the distributor a fee computed at the annual rate of 0.25% of the average daily net assets of the Fund.

In addition to providing distribution services, Peak may enter into related selling group agreements with various broker-dealers, including affiliates of Peak, that provide distribution services to Fund shareholders. As part of those selling group agreements, Peak may assign some or all of the fees payable under the Rule 12b-1 Plan to the brokers, dealers, and other financial intermediaries who sell shares of the Fund.

Under the Current and Proposed Rule 12b-1 Plans, the distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders, answering inquiries relating to shareholders’ accounts, the policies of the Fund, and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption, and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to brokers, dealers, other financial intermediaries, and their respective employees who provide such services.

The Proposed Rule 12b-1 Plan will continue in effect for an initial term of one year and may continue thereafter from year to year if specifically approved at least annually by vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

Pursuant to the Proposed Rule 12b-1 Plan, Peak will prepare reports to the Board on a quarterly basis showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request.

Board Considerations

In approving the Proposed Rule 12b-1 Plan, the Board, including the Independent Directors, concluded that the Proposed Rule 12b-1 Plan is in the best interest of the Fund because Peak Securities, the proposed distributor, (1) will continue to provide substantially similar services under the Proposed Rule 12b-1 Plan as Trend provides under the Fund’s Current 12b-1 Plan and (2) has established distribution channels currently being used for other investment products and mutual funds. These channels will allow for distribution of Fund shares through a significantly larger group of financial intermediaries with a goal of increasing total Fund shares sold. An increase in shares sold should spread the costs of distribution across a larger asset base, resulting in possible economies of scale that may ultimately benefit the Fund and its shareholders.

Board Recommendation

As a result of its consideration of the foregoing factors, the Board, including all of the Independent Directors voting separately, voted unanimously to approve the Proposed Rule 12b-1 Plan and to submit it to the shareholders for their approval.

Required Vote

Approval of Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares of Class I, present at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

* * *

PROPOSAL 3

ELECTION OF DIRECTORS

It is proposed that three (3) new Directors of the Company be elected at the Special Meeting to hold office until; (i) their successors shall have been elected and qualified; (ii) they resign; or (iii) they are removed.  The nominees were recently selected by the Nominating Committee of the Board, which committee is comprised entirely of Independent Directors, and nominated by the full Board at a special meeting held on October 29, 2007.  If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by the Independent Directors.  The Company currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected.   The Board interviewed these candidates and reviewed their credentials, and recommends their approval.

If elected, the terms of office of the three nominees will begin on the latest to occur of (i)  three business days after the date as shareholder approval is obtained or (ii) on such other date as the current Board of Directors shall decide (the “Effective Date”).  Until that time, the current Board members will continue their terms.

Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Meeting “FOR” the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected.

Information regarding each of the nominees Company is set forth below.

Name, Address and Age[1]	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation for Past 5 Years	Number of Portfolios in Company Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee[2]

Nominees for Director — “Independent Directors”
Edward R. Cofrancesco, Jr. Age: 45	Nominee	Shall serve until death, resignation or removal.	President/Managing Partner – International Assets Advisory, LLC, 12/2006 - present; Partner – Telluride Partners, 12/2004 – 12/2006; International Holdings Corp., 12/2000 – 11/2004.	1	0
Gregory S. Peele Age: 43	Nominee	Shall serve until death, resignation or removal.	Vice President of Operations – Skanska Building, Inc. – 06/2000 – present.	1	0
Julia A. Mold- Torres Age: 52	Nominee	Shall serve until death, resignation or removal	Manager – Deloitte Financial Advisory Services, LLP, 09/2004 – present; Independent Anti-Money Laundering Consultant, 03/2002 - 09/2004t; Financial Principal – Nafinsa Securities, 09/1999 – 02/2002	1	0

1

Each Nominee may be contacted by writing to the nominee, c/o  Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida  33771

2

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Upon consummation of the transaction, the Peak’s mutual fund business  will consist of only StockCar Stocks Index Fund.  Peak does not currently provide investment advisory services to any other registered investment company.

The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. Should any of the Nominees become unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director if elected. The Board knows of no reason why any of its Nominees would be unable to accept election.

To the knowledge of the Fund's management, as of the Record Date, the Directors, Nominees, and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

In addition, there are no individuals who own of record or are known by the Fund to own 5% or more of the Fund's outstanding securities.

Arrangements for Selection as Nominee or Officer

The Board of Directors of the Fund reviewed all Nominees. There exist no arrangements or understandings between any Nominee and any other person pursuant to which any such Nominee was selected as a Nominee. There exist no arrangements or understandings between any officer of the Fund and any other person pursuant to which any such officer was selected as an officer.

Related Positions Held by Independent Nominees

Except as disclosed, no Independent Nominee and no immediate family member thereof holds, or has held within the past five years, any position, as a director, general partner, officer, employee or otherwise, with the Fund, any fund having the same investment adviser or principal underwriter as the Fund, any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund, any investment adviser or principal underwriter of the Fund or any person in a control relationship with any investment adviser or principal underwriter of the Fund.

Interests of Independent Nominees in Affiliated Persons

Except as disclosed, no Independent Nominee, and no immediate family member thereof, has, and at no time in the past five years had, any direct or indirect interest, the value of which exceeds $60,000, in any investment adviser or principal underwriter of the Fund, or in any person (other than a fund) in a control relationship with any investment adviser or principal underwriter of the Fund.

Interests of Independent Nominees in Affiliated Transactions

No Independent Nominee, and no immediate family member thereof, has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect material interest in any transaction or series of similar transactions involving amounts in excess of $60,000 to which any of the following persons was or is a party: (a) of the Funds; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (e) any officer of the fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of the fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund.

Relationships of Independent Nominees with Affiliated Persons

No Independent Nominee, and no immediate family member thereof, has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect relationship involving amounts in excess of $60,000 with any of the following persons: (a) the Fund; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (e) any officer of any fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund. For purposes of this section, "relationship" includes payments of property or services to or from any person specified above; provision of legal services to any person specified above; provision of investment banking services to any person specified above, other than as a participating underwriter in a syndicate; and any consulting or other relationship substantially similar in nature and scope to any of the relationships listed in this paragraph.

Potential Associative Conflicts of Interest of the Nominees

No officer of any investment adviser or principal underwriter of the Fund, and no officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund, serves, and at no time since the beginning of the past two completed fiscal years served, as a director of any company for which a Independent Nominee is, or at any time since the beginning of the past two completed fiscal years was, an officer.

Committees of the Board of Directors

The Board is responsible for the overall management and supervision of the Fund’s affairs and or protecting the interests of the Fund’s shareholders. The Board has committees to perform specific functions on behalf of the Fund. Each committee consists of only the Independent Director. The committees are described below and a table setting forth the number of meetings held by the Board and each committee during the fiscal year September 30, 2007 appear below.

Audit Committee

Pursuant to its charter, the Audit Committee oversees the Fund’s accounting and financial policies; oversees the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; and is responsible for the appointment, compensation and oversight of the Fund’s independent auditor.  The Audit Committee will meet as often as it deems necessary, but not less frequently than semi-annually.

Nominating Committee

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary. George Schnur, who is an Independent Director, comprises the Nominating Committee.  The Nominating Committee believes that each Director should:

1)

Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

2)

Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Director;

3)

Possess substantial and significant experience which would be of value to the Company in the performance of the duties of a Director; and

4)

Have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a Director.

The Company does not currently have any policies in place regarding nominees for Directors recommended by shareholders and that is because the Directors will entertain all nominees for available vacancies for Directors by recommended shareholders pursuant to the criteria set forth above until a contrary policy is adopted by the Board at a later point in time.

Other Committees

The Board and its committees held the following numbers of meetings during the fiscal year ended September 30, 2007:

Board Meetings	4

Audit Committee	3

Nominating Committee	2

During the fiscal year ended September 30, 2007, each of the current Directors attended 75% or more of the respective meetings of the Board and the committees of which each such Director is a member.

Shareholder Communications with Directors

Shareholders and other interested parties may contact the Board or any member of the Board by mail.  To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title.  All such correspondence should be sent c/o the Company at Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida 33771.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee in the Fund as of December 31, 2007.

Name of Director/Fund	Dollar Range of Equity Securities in the StockCar Stocks Index Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Peak
Edward R. Cofrancesco, Jr.	None	None
Gregory S. Peele	None	None
Julia Mold- Torres	None	None

Director Compensation

For the fiscal year ended September 30, 2007, the Directors of the Company who are not employed by the Company’s investment adviser, principal underwriter or their affiliates were not paid any fees. .

Directors and officers of the Company who are also officers, directors or employees of the Adviser do not receive any remuneration from the Company for serving as Directors or officers.  The following table provides information relating to compensation paid to William A. Faust and George Schnur, for their services as Directors of the Company for the fiscal year ended September 30, 2007:

Name	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
George Schnur	$0	$0	$0	$0
William Faust	$0	$0	$0	$0

 1  Each nominees Director who is not an officer of the Fund or of Peak, will  receive $250 for each Board of Directors meeting attended by such person (whether the meeting is in person or telephonic), plus reasonable out-of-pocket expenses incurred in connection therewith.  Director compensation is paid in cash.

The Director nominees received no compensation from the StockCar Stocks Mutual Funds, Inc. for the fiscal year ending September 30, 2007.

Required Vote for Proposal 3

If a quorum is present, a plurality of all votes cast at the Meeting is sufficient for the election of Directors, which means that the nominees receiving the highest number of votes will be elected.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR (PROPOSAL 3).

* * *

PROPOSAL 4

Other Business As May Come Before the Special Meeting

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, the proxies will be voted in the discretion of the proxy holders.

OTHER MATTERS

Future Shareholder Proposals

As a Maryland Company, the Company does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Company located at 10225 Ulmerton Road, Largo, Florida, 33771.   Shareholder proposals submitted for inclusion in a proxy statement for the Company’s next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Company begins to print and mail its proxy materials.  Notice of a shareholder proposal submitted outside the procedures prescribed in Securities and Exchange Commission Rule 14a-8 will be considered untimely if not received at the Company’s principal office within a reasonable time before the Company mails its proxy materials for the current year.

Results of Voting

Shareholders will be informed of the voting results of the Special Meeting in the Fund’s semi-annual report for the six month period ending March 31, 2008 on Form N-CSR, which will be filed with the SEC on or before May 30, 2008.

Proxy Delivery

If you and another shareholder share the same address, the Company may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write the Company if you wish to receive a separate copy of the proxy statement, and the Company will promptly mail a copy to you.  You may also call or write the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, write the Fund at StockCar Stocks Index Fund c/o Mutual Shareholders Service, LLC at  Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147  or by calling the Fund toll-free at (800) 494-2755.

ADDITIONAL INFORMATION

Additional Service Providers

The current service providers engaged by the Company on behalf of the Fund to perform non-advisory services are indicated below:

Distributor	Summit Capital Investment Group, Inc. 200 Mansell Court E. Suite 430 Roswell, GA 30076
Administrator and Fund Accountant	Summit Services, Inc. 2962 Waterstone Blvd., Suite 140 Cincinnati, Ohio 45249
Transfer Agent	Mutual Shareholders Services 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44147
Custodian	US Bank P.O. Box 640994 Cincinnati, OH 45264-0994
Independent Auditors	Briggs, Bunting and Dougherty Two Penn Center Plaza Philadelphia, PA 19102
Legal Counsel	Law Office of C. Richard Ropka, LLC 215 Fries Mill Road Turnersville, NJ 08012

If shareholders approve the Transaction and following the closing thereof, the service providers engaged by the Company on behalf of the Fund to perform non-advisory services will serve the Fund in the capacities indicated below:

Distributor	Peak Securities Corporation 10225 Ulmerton Road Largo, Florida 33771
Administrator and Fund Accountant	Caldwell Trust Company 201 Center Road, 2nd Floor Venice, Florida 34285
Transfer Agent	Caldwell Trust Company 201 Center Road, 2nd Floor Venice, Florida 34285
Custodian	Caldwell Trust Company 201 Center Road, 2nd Floor Venice, Florida 34285
Independent Auditors	Briggs, Bunting and Dougherty Two Penn Center Plaza Philadelphia, PA 19102
Legal Counsel	Law Office of C. Richard Ropka, LLC 215 Fries Mill Road Turnersville, NJ 08012

Affiliated Broker

Summit Capital Investment Group, Inc (the “Distributor”) serves as the principal distributor for the shares of the Fund pursuant to a Distribution Agreement.  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the Act.  The Plan provides that the Fund will compensate the Distributor for payments to dealers or others with a distribution fee at a rate of 0.25% of the Fund’s average daily net assets.  The fees payable under the Plan are used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares; payments made for the preparation, printing and distribution of advertisements and sales literature; and payments made for the printing and distributing of prospectuses and shareholder reports to other than existing shareholders of the Fund.

Independent Accountants

Briggs, Bunting and Dougherty LLP (“BBD”), Two Penn Center Plaza, Philadelphia, PA 19102, are currently the independent auditors for the Fund.  They will continue to serve as the Company’s independent auditors for the fiscal year ending September 30, 2007.  The Company knows of no direct financial or material indirect financial interest of BBD in the Company.  A representative of BBD will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Company by BBD for professional services received during and for the Fund's fiscal year ended September 30, 2007.

Fiscal Year Ended September 30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$11,500	None	$1,500	None

The Company engaged BBD as its new independent registered public accounting firm on June 6, 2005. At no time preceding the engagement of BBD did the Company consult BBD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Company’s Audit Committee pre-approves all auditing services (including the estimated fees and terms thereof) to be performed for the Company.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor reports directly to the Audit Committee.

The Audit Committee pre-approves all non-audit services (including the estimated fees and terms thereof) to be performed for the Company, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended.  The Audit Committee also pre-approves all non-audit services to be performed for the Company’s adviser (and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Company) if the engagement relates directly to the operations and financial reporting of the Company, subject to de minimis exceptions.

During the last fiscal period all services performed were pre-approved by the Audit Committee and there were no non-audit services performed by independent auditors.  The Audit Committee has not delegated to anyone the authority to engage independent auditors to perform any non-auditing service.

Voting and Solicitation Information

Shareholders are entitled to one vote for each full share and a proportionate share of one vote for each fractional share held in the Fund on the close of business on January 11, 2008 (the “Record Date”).  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other electronic means, will be paid by Peak.  In addition to solicitation by mail, Directors, certain officers and representatives of the Company, directors, officers and employees of Peak, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, other electronic means or personally.  If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person.  Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Fund c/o Mutual Shareholders Service, LLC at  Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147  or by calling the Fund toll-free at (800) 494-2755

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting.  Shareholders of the Company giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Company, located at 10225 Ulmerton Road, Largo, Florida, 33771, or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement and Effect of Abstentions and Broker Non-votes

Each share of the Fund is entitled to one vote on each proposal submitted for a vote of the holders of the Fund at the Meeting shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Items 1, 2 and 4 and FOR Item 3, the election of the persons who have been nominated as directors of the Fund.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

A "majority of the outstanding voting securities", as defined in the 1940 Act, means the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

Proposals 1 and 2 require the affirmative vote of two-thirds of the outstanding voting securities of the Fund. Proposal 3 requires a plurality vote of the total outstanding shares of the Fund for each nominee, which means that the three nominees receiving the largest number of votes will be elected. Proposal 4 requires the affirmative vote of a majority of the votes cast.

The Company's Articles of Incorporation and By-Laws provide that the presence at a shareholder meeting in person or by proxy of at least 33 1/3% of the shares of the Fund constitutes a quorum. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of any of the items have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders. Any adjournment will require the affirmative vote of a majority of the shares present (in person or by proxy) at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that adjournment and additional solicitation are reasonable and in the interest of shareholders.

In counting shareholder votes, abstentions and "broker-non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposals 1 and 2, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Proposals. On Proposal 3, abstentions and broker non-votes will have no effect; three nominees receiving the largest number of votes will be elected. On Proposal 4, abstentions and broker non-votes will not be counted as "votes cast" and will not affect the result of the vote. The Board recommends an affirmative vote on all Proposals.

Shareholdings Information

Holders of record of the Fund’s shares on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.  As of the Record Date, the StockCar Stocks Index Fund had XX shares issued and outstanding.

As of December 31, 2007, there was no shareholder  who owned of record or beneficially 5% or more of the outstanding shares of the Fund.

As of December 31 2007, the following Directors, nominees for Director and Officers of the Fund owned the following amount of outstanding shares of the Fund.

Name and Address	Class	Percent Ownership of Class	Total Number of Shares
Independent Directors
George Schnur	Investor	0	0

Shareholder Proposals for and Other Information Regarding Subsequent Meetings

The Company does not hold annual meetings.  Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Company have a policy with respect to Directors’ attendance at shareholder meetings, although it encourages such attendance.

Other Matters to Come Before the Meeting

No Director is aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company and/or the Fund.

Expenses of Solicitation

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The first $7,500 of the cost of preparing and soliciting proxies in the enclosed form will be borne by Peak. Thereafter, the cost will be split evenly between Summit and Peak.  Officers and regular employees of Peak may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Fund will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and reimburse such persons and the Trust’s transfer agent, Mutual Shareholder Services, LLC for their reasonable out-of-pocket expenses in forwarding such materials.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of

StockCar Stock Index Fund

/s/ William Kovacs

William Kovacs

Secretary

STOCKCAR STOCKS INDEX FUND

A series of StockCar Stocks Mutual Fund, Inc

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY XX, 2007

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF STOCKCAR STOCKS MUTUAL FUND, INC.

The undersigned hereby appoint(s) William Kovacs and Allan Westcott as proxies, each with full power of substitution, to vote all shares of the StockCar Stocks Index Fund (the “Fund”) of StockCar Stock Mutual Fund, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the office of Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida, 33771, on February XX, 2008 at 3:00 p.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an “X” in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.   To approve a new investment advisory agreement with Peak Wealth Opportunities, LLC

For [_]	Against [_]	Abstain [_]

2   To approve a new Rule 12b-1 distribution plan:

For [_]	Against [_]	Abstain [_]

 3. To elect the following as directors: 01)  Edward R. Cofrancesco , Jr.,  02) Gregory S. Peele, 03) Julia A. Mold-Torres

For [_]	Against [_]	For all Except [_]

 To withhold authority to vote for any individual nominee(s), please print the number(s) of such nominee(s) on the line below

5.   To approve such other business as may properly come before the Board at the Special Meeting.

For [_]	Against [_]	For all Except [_]

This Proxy is solicited on behalf of the Board of Directors, and when properly executed, will be voted as specified.  If no specification is made, shares held by the undersigned will be cast FOR each Proposal.  If any other matters properly come before the meeting of which the Directors were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters.  The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January      , 2008.

Please date and sign this proxy and return it promptly in the enclosed envelope.  This proxy must be signed exactly as your name(s) appears hereon.  If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature

Date

Signature (if held jointly)

Date

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Between

STOCKCAR STOCKS MUTUAL FUND, INC.

and

PEAK WEALTH OPPORTUNITIES, LLC

THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this ____ day of March 2008, by and between StockCar Stocks Mutual Fund, Inc. (the "Company"), a Maryland corporation, and Peak Wealth Opportunities, LLC  (the "Adviser"), a Florida Limited Liability Company.

WITNESSETH:

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company;

WHEREAS, the Company is authorized to issue various series of shares, each of which represents a separate diversified portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule may be amended from time to time, shall be referred to herein as a "Fund");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

WHEREAS, the Company desires to retain the Adviser to render investment advice and furnish portfolio management services to each Fund; and

WHEREAS, the Adviser is willing to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

1.   Employment; Duties of the Adviser.

(a)

The Company hereby employs the Adviser as investment adviser of each Fund. The Adviser hereby accepts such employment and agrees to provide the services set forth herein in return for the compensation under Paragraph 7.

(b)   Subject to the supervision and direction of the Board of Directors of the Company (the "Directos"), the Adviser shall provide a continuous investment program for each Fund and shall, as part of its duties hereunder, (i) furnish investment research and management with respect to the investment of the assets of each Fund, (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by each Fund, (iii) furnish, without cost to each Fund, such office space, equipment, facilities and personnel as needed for servicing the investments of the Fund to the extent not provided by the Company's administrator under a separate agreement with the Company, (iv) maintain all books and records with respect to portfolio transactions of each Fund, and (v) permit its directors, officers and employees to serve, without compensation from the Company or each Fund, as Directors or officers of the Company. The Adviser shall carry out its duties under this Agreement in accordance with each Fund's stated investment objective, policies, and restrictions, the 1940 Act and other applicable laws and regulations, and such other guidelines as the Directors may reasonably establish from time to time.

(c)   The Adviser will place orders for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The Adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients.

2.   Retention of a Sub-Adviser. Subject to such approval as may be required under the 1940 Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research available to the Adviser. Retention of a sub-adviser with respect to any or all Funds shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Company and each such Fund for all acts or omissions of the sub-adviser in connection with the performance of the Adviser's duties hereunder.

3.   Independent Contractor Status; Services Not Exclusive. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The services to be rendered by the Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive and the Adviser shall therefore be free to render similar or different services to others, provided that, its ability to render the services described herein shall not be impaired thereby.

4.   Furnishing of Information.

(a)

Each Fund shall from time to time furnish or make available to the Adviser detailed statements of the investments and assets of the Fund, information pertaining to the investment objectives and needs of the Fund, financial reports, proxy statements, and such legal or other information as the Adviser may reasonably request in connection with the performance of its obligations hereunder.

(b)

The Adviser will furnish the Directors with such periodic and special reports (including data on securities, economic conditions and other pertinent subjects) as the Directors may reasonably request.

5.   Fund Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company shall be the property of the Company and shall be surrendered promptly to the Company upon request. The Adviser further agrees to preserve all such records for the periods prescribed by Rule 3la-2 under the 1940 Act. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of each Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of each Fund during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Company or as may be required by any duly constituted authority.

6.   Allocation of Costs and Expenses.

(a)

The Adviser shall pay the costs of rendering its services pursuant to the terms of this Agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Funds.

(b)       Each Fund shall bear all expenses of its operation (including its proportionate share of the general expenses of the Company) not specifically assumed by the Adviser. Expenses borne by each Fund shall include, but are not limited to, (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Company's custodian and transfer agent; (iii) costs and expenses of pricing and calculating the net asset value per share for each class of the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Directors, other than those called solely to accommodate the Adviser; (v) compensation and expenses of Directors who are not interested persons of the Company or the Adviser ("Disinterested Directors"); (vi) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (xi) brokerage commissions; (xii) taxes and governmental fees; and (xiii) extraordinary and non-recurring expenses.

(c)   To the extent the Adviser incurs any costs which are an obligation of a Fund as set forth herein and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse the Adviser for such costs.

7.   Investment Advisory Fees.

(a)

As compensation for the advice and services rendered and the expenses assumed by the Adviser pursuant hereto, each Fund shall pay to the Adviser a fee computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time.

(b)   The investment advisory fee shall be accrued daily by each Fund and paid to the Adviser at the end of each calendar month.

(c)   In the case this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the investment advisory fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

8.   Additional Funds. In the event that the Company establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Agreement, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and the approval of the Directors and the shareholders of the series as required by the 1940 Act.

9.   Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Funds to take any action contrary to (a) the Second Amended and Restated Articles of Incorporation, (b) the By-laws of the Company, or (c) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Directors of their responsibility for and control of the conduct of the affairs of the Company or the Funds.

10.   Liability.

(a)

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard by the Adviser of its obligations or duties hereunder, the Adviser shall not be subject to liability to the Company or any Fund or its shareholders for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(b)   No provision of this Agreement shall be construed to protect any Director or officer of the Company, or any director or officer of the Adviser, from liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on the part of such person, or reckless disregard by such person of obligations or duties hereunder.

(c)   A copy of the Company's Second Amended and Restated Articles of Incorporation is on file with the Secretary of Maryland, and notice is hereby given that this Agreement is executed on behalf of the Directors as Directors and not individually. The Adviser acknowledges and agrees that the obligations of a Fund hereunder are not personally binding upon any of the Directors or shareholders of the Fund but are binding only upon property of that Fund and no other.

11.   Term of Agreement. This Agreement shall become effective on the date above written with respect to each Fund listed on Schedule A hereto on such date and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. With respect to each series added by execution of a new Schedule A, this Agreement shall become effective on the date of such execution and shall remain in effect for two years after such execution unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year so long as such continuation is approved at least annually for each Fund by (i) the Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Disinterested Directors, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

12.   Termination. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty (a) by the Directors or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty (60) days' written notice to the Fund. Termination of this Agreement with respect to one Fund shall not affect the continued effectiveness of this Agreement with respect to any other Fund. This Agreement shall terminate automatically in the event of its assignment.

13.   Amendment of Agreement. This Agreement may only be modified or amended by mutual written agreement of the parties hereto.

14.   No Waiver. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

15.   Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except insofar as the 1940 Act may be controlling.

16.   Definitions. For purposes of application and operation of the provisions of this Agreement, the terms “majority of the outstanding voting securities”, "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.   Severability. The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

18.   Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:	STOCKCAR STOCKS MUTUAL FUND, INC.

By:_________________________________

Name of Officer: Allan Westcott
Title of Officer: President

ATTEST:	PEAK WEALTH OPPORTUNITIES, LLC

By:_________________________________

Name of Officer: David W. Dube
Title of Officer: President & Chief Executive Officer

EXHIBIT B

FORM OF

Plan of Distribution and Service

Pursuant to Rule 12b-1

Plan of Distribution and Service

Pursuant to Rule 12b-1

STOCKCAR STOCKS MUTUAL FUND, INC.

March

, 2008

WHEREAS, StockCar Stocks Mutual Fund, Inc. (the “Company”), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Company is authorized to issue various series of shares, each of which represents a separate portfolio of investments, and may establish additional series of shares (each series of the Company shall be referred to herein as a “Fund”); and

WHEREAS, the Company is authorized to issue shares of each Fund in one or more classes (each a “Class”).

WHEREAS, the Company has engaged Peak Securities Corporation  (the “Distributor”) as distributor of the shares of the Fund pursuant to a Principal Underwriting Agreement dated March

, 2008; and

WHEREAS, the Company desires to adopt a Plan of Distribution and Service (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to those Classes of the Fund listed on Schedule A hereto, as such schedule may be amended from time to time, (each a “Designated Class” and collectively the “Designated Classes”) and the Board of Directors of the Company (the “Directors”) has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Company, each Fund and the shareholders of each Designated Class thereof.

NOW, THEREFORE, the Company, with respect to each Designated Class, hereby adopts this Plan in accordance with Rule 12b-1, on the following terms and conditions:

1.

Each Fund shall pay to the Distributor, as compensation for distributing each Designated Class’s shares and for servicing shareholder accounts, a fee for each Designated Class computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The fees shall be payable regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor with respect to that Designated Class in a particular year. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Directors may determine.

2.

As principal underwriter of each Designated Class’s shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of such shares, including, but not limited to, compensation to employees of the Distributor; compensation to the Distributor and to brokers, dealers or other financial intermediaries that have a Selling Group Agreement in effect with the Distributor (“Authorized Dealers”); expenses of the Distributor and Authorized Dealers, including overhead, salaries, and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing, and distribution of sales literature and advertising materials.

The Distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders; answering inquiries relating to shareholders’ accounts, the policies of the Funds and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to Authorized Dealers and employees who provide such services.

3.

This Plan shall not take effect with respect to any Class of a Fund until the Plan, together with any related agreement(s), has been approved for the Class of the fund by votes of a majority of both (a) the Directors and (b) those Directors who are not “interested persons” of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Rule 12b-1 Directors”) cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s); and only if the Directors who approve the Plan have reached the conclusion required by 12b-1(e) with respect to that Class’s shares.

4.

This Plan shall remain in effect for one year from the date above written and shall continue in effect with respect to each Designated Class thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

5.

The Distributor shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended by the Distributor under the Plan and the purposes for which such expenditures were made.

6.

This Plan may be terminated with respect to any Designated Class at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class.

7.

This Plan may not be amended to increase materially the amount of compensation payable by any Designated Class under paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

8.

While this Plan is in effect, the selection and nomination of Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of the Directors who are themselves not such interested persons.

9.

The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.

IN WITNESS WHEREOF, the Company has executed this Plan as of the day and year first above written.

           STOCKCAR STOCKS MUTUAL FUND, INC.

By: ________________________________

Name of Officer

Title of Officer

SCHEDULE A

Series	Annual Fee
StockCar Stocks Mutual Fund, Inc.

Direct Class	0.25%

EXHIBIT C

AUDIT COMMITTEE CHARTER

STOCKCAR SOTCKS MUTUAL FUND, INC.

AUDIT COMMITTEE CHARTER

I.       Statement of Responsibility

The Audit Committee (the "Committee") of the Board of Directors of StockCar Stocks Mutual Fund Inc. (the "Company") is responsible for:

• overseeing the accounting and financial reporting policies and procedures of the Company and each of its series, the Company's internal controls over financial reporting and disclosure controls and procedures, and, as deemed appropriate by the Committee, the internal controls of the Company's service providers;

• overseeing the quality, objectivity and integrity of the Company's financial statements and the independent audit thereof;

• approving, prior to appointment, the engagement of the Company's independent auditors, and in connection therewith, monitoring the independent auditor's qualifications, independence and performance; and

• acting as a liaison between the independent auditor and the full Board of Directors of the Company.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal controls or planning or carrying out a proper audit.

II.

Committee Membership

The Committee will be composed of all of the Directors of the Company who: (1) are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended; and (2) have not accepted and will not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company, other than fees for serving on the Board of Directors or any committees of the Board ("Independent Directors"). Each Committee member will be appointed by the Board of Directors and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

Each Committee member will complete a Director and officer questionnaire on an annual basis. The Board of Directors, with the assistance of legal counsel, will review the questionnaires to confirm that each Committee member continues to be an Independent Director.

III.       Audit Committee Financial Expert

The Board of Directors may determine that one or more of the Committee's members qualifies as an "audit committee financial expert" as defined by Section 407 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and the regulations promulgated thereunder. On an annual basis, the Company must disclose in its shareholder reports on Form N-CSR either that the Committee: (1) does have at least one audit committee financial expert, and name the expert(s) and disclose whether the expert(s) is independent of management; or (2) does not have an audit committee financial expert and explain why it does not have an expert.

IV.       Committee Meetings

The Committee will meet as often as it deems necessary, but not less frequently than semiannually. The Committee may request any officer or employee of the Company or its investment adviser, the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Board of Directors may appoint a Chairperson of the Committee. If a Chairperson is appointed, he or she will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board of Directors. The Chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any meeting of the Committee. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

V.         Committee Authority and Responsibilities

The Committee will pre-approve all auditing services (including the estimated fees and terms thereof) to be performed for the Company. The Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor  regarding financial reporting) for the purpose of preparing or issuing an audit report or related  work. The independent auditor will report directly to the Committee.

The Committee will pre-approve all permitted non-audit services (including the estimated fees and terms thereof) to be performed for the Company, subject to the de minimis exceptions for non-audit services described in Section 10A (i)(1)(B) of the Securities Exchange Act of 1934, as amended. The Committee also will pre-approve all permitted non-audit services to be performed by the Company's independent auditor for Trend Trader, LLC (the "Adviser") (and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company) if the engagement relates directly to the operations and financial reporting of the Company, subject to de minims exceptions.

The Committee may pre-approve services provided by the independent auditor through policies and procedures which delegate approval authority to subcommittees consisting of one or more members, provided that:

• the policies and procedures are detailed as to the particular services to be provided;

• the full Committee is informed about each service approved by such subcommittee at its next scheduled meeting; and

• the policies and procedures do not result in delegation of the Committee's authority to management.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company (or the appropriate series thereof) will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will review and reassess the adequacy of this charter from time to time and recommend any proposed changes to the Board of Directors for approval. Any material amendments to this charter must be approved by both a majority of the Company's Directors then in office and a majority of the Independent Directors then in office.

The Committee, to the extent it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1.        Meet with the Company's independent auditors to:  (a) review the arrangements for and scope of the annual audit and any special audits; (b) discuss any matters of concern relating to the 'Company's financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (c) consider the auditors' comments with respect to the Company's financial policies, disclosure controls and procedures and internal accounting controls; and (d) review the form of opinion the auditors propose to render to the Board of Directors and shareholders.

2.       Review and discuss year-end reports (and, if the year-end report is not within 90 days prior   to the filing of an audit report, updated reports of any changes) from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) other material written communications between the independent auditor and   management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex that were not pre-approved by the Committee.

3.       Review disclosures made to the Committee by the Company's President and Treasurer during their certification process for the Form N-CSR about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

1.   Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

2.   Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.   Ensure the rotation of the audit partners as required by law and regulations.

4.   Prior to the engagement of the auditor, confirm that the Company’s President, Treasurer, controller, chief accounting officer or any persons serving in an equivalent position were not employed by that registered public accounting firm (or, if employed, did not participate in any capacity in the audit of the Company) during the one-year period preceding the date of the initiation of the audit.

Compliance Oversight Responsibilities

1.   Obtain from the independent auditor assurance that it is not aware of any illegal acts involving the Company.

2.   Discuss with the Company’s legal counsel any legal maters that may have a material impact on the financial statements.

3.   Investigate any improprieties brought to the Committee’s attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Company’s operations.

4.   Perform such other functions consistent with this charter, the Company’s Declaration of Company, By-laws, and applicable law, as the Committee or the Board of Directors deems necessary and appropriate.

STOCKCAR STOCKS MUTUAL FUND, INC.

NOMINATING COMMITTEE CHARTER

I.            Purpose

The purpose of the Nominating Committee of the Board of Directors of STOCKCAR STOCKS MUTUAL FUND, INC. (the "Company") is to provide assistance to the Board of Directors in the selection of candidates for election to the Board, including identifying, as. necessary, new candidates who are qualified to serve as Directors of the Company and recommending to the Board the candidates for election to the Board.

II.          Committee Composition

The Committee shall be comprised of at least two members, consisting solely of "disinterested" Directors. A Director is "disinterested" if he or she is not an "interested person" of the Company within the meaning of the Investment Company Act of 1940, as amended.

The members of the Committee shall be appointed by the Board of Directors to hold such office and will serve until he or she resigns, is removed by the Board or is replaced by a duly appointed successor. Unless a Chairman is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III.         Meetings and Reports

The Committee shall meet as frequently as the Committee deems necessary. Special Meetings of the Committee may be called at any time by any member thereof on not less than three days notice. The Committee shall report periodically to the Board of Directors regarding the Committee's activities, findings and recommendations.

The Committee may conduct its business and affairs at any time or location it deems appropriate. Attendance and participation in a meeting may take place by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing and such writing or writings are fled with the minutes of the Committee. All decisions of the Committee shall be determined by the affirmative vote of a majority of the members thereof, and a report of any actions taken by the Committee shall be delivered at the next meeting of the Board of Directors.

IV.         Responsibilities and Powers

The specific responsibilities of the Committee are as follows:

• Develop and recommend to the Board of Directors for adoption guidelines for selecting candidates for election to the Board, and periodically review such guidelines and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate. A copy of the initial set of guidelines adopted by the Board of Directors is attached hereto as Exhibit A.

• Identify, as necessary, new candidates who are qualified for Board of Directors membership, in accordance with the guidelines adopted by the Board.

• Review the qualifications of all candidates proposed for Board of Directors membership, including any candidates nominated by shareholders in accordance with the Company's By-laws, in light of the guidelines adopted by the Board.

• Recommend to the Board of Directors the nominees to stand for election at any meeting of shareholders of the Company required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board and, in consultation with the Board, recommend the Directors to be appointed to each committee of the Board.

• Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter.

• Undertake such additional activities within the scope of the purpose of the Committee as the Committee or the Board of Directors may from time to time determine.

APPENDIX A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a Director, the Nominating Committee should consider the following guidelines.

The Board of Directors should be composed of

• Directors who will bring to the Board a variety of experience and backgrounds.

• Directors who have substantial business experience and financial expertise.

• Directors who have substantial experience outside the business community - in academia, for example.

• Directors who will represent the balanced, best interests of the shareholders as a whole and the interests of the Company's stakeholders, as appropriate, rather than special interest groups or constituencies.

• Qualified individuals who reflect a diversity of experience, gender, race and age. Each Director should:

• Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

• Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Director.

• Possess substantial and significant experience which would be of value to the Company in the performance of the duties of a Director.

• Have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a Director.